EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Da Cunha, Chief Financial Officer and Director of Fortem Resources Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Fortem Resources Inc. for the period ended November 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fortem Resources Inc.

Dated: July 24, 2017

/s/ Robert Da Cunha
Robert Da Cunha
Chief Financial Officer and Director
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Fortem Resources Inc. and will be retained by Fortem Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.